UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
May 14, 2026
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 14, 2026, Clarivate Plc (“Clarivate” or the “Company”) held its 2026 Annual General Meeting of Shareholders.
At that meeting, the shareholders considered and acted upon three proposals pursuant to the Notice of Annual General Meeting of Shareholders and as described in more detail in the Company’s definitive proxy statement dated April 1, 2026 (the “Proxy
Statement”).
Of 642,179,542 ordinary shares outstanding and entitled to vote as of March 16, 2026 (the “Record Date”), the holders of
559,077,435 ordinary shares were present at the meeting either in person or by proxy, constituting a quorum.
All proposals on the agenda were approved by the shareholders.
Below are the final voting results. In tabulating the voting results, only FOR or AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present.
Proposal 1: Election of Directors
Shareholders elected the individuals named below to serve as directors of the Company, until the Company’s 2027 Annual
General Meeting, or until their successor is duly elected and qualified, or their earlier resignation or removal. Election of each director required approval by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
Andrew Snyder	488,258,437	40,178,878	425,336	30,214,784
Jane Okun Bomba	526,186,715	2,238,797	437,139	30,214,784
Kenneth Cornick	527,732,735	693,634	436,282	30,214,784
Usama N. Cortas	524,312,366	4,112,431	437,854	30,214,784
Suzanne Heywood	502,086,682	26,304,005	471,964	30,214,784
Adam T. Levyn	526,634,144	1,792,224	436,283	30,214,784
Anthony Munk	522,603,885	5,820,902	437,864	30,214,784
Wendell Pritchett	486,045,443	42,381,230	435,978	30,214,784
Saurabh Saha	527,377,666	1,049,065	435,920	30,214,784
Matitiahu (Matti) Shem Tov	527,644,718	1,162,544	55,389	30,214,784
Proposal 2: Advisory Approval of Executive Compensation
Shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Approval required a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	Against	Abstain	Broker Non-Votes
492,350,996	36,480,040	31,615	30,214,784
Proposal 3: Ratification of Appointment of Independent Registered Public Accountants
Shareholders reappointed PricewaterhouseCoopers LLP as the Company’s auditors, ratified their appointment as the
Company’s independent registered public accountants for the fiscal year 2026 on a non-binding and advisory basis, and authorized the Company’s Board of Directors, acting through its Audit Committee, to determine the fees to be paid to the auditors. Ratification required a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	Against	Abstain	Broker Non-Votes
557,224,501	1,698,863	154,071	—
Item 8.01.  Other Events.
Date of 2027 Annual General Meeting of Shareholders
Clarivate’s 2027 Annual General Meeting of Shareholders will be held on May 6, 2027. Further details will be provided in the proxy statement for the meeting.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

No.	Description
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARIVATE PLC

Date: May 18, 2026	By: /s/ John Doulamis
Name: John Doulamis
Title: Senior Vice President and General Counsel